NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Global Equity Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated May 16, 2014
to the Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, Edward Herbert no longer serves as portfolio manager to the Nationwide Fund.  Accordingly, all references to, and information regarding, Edward Herbert in the Prospectus, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE